Exhibit 99.1

Eightco Holdings Inc. Announces Non-Deal Road Show with Prominent Investment Bank

SAFETY HARBOR, Florida, April 10, 2023 (GLOBE NEWSWIRE) – Eightco Holdings Inc. (NASDAQ: OCTO) has announced that it will be participating in a Non-Deal Roadshow (NDRs) commencing on May 2, 2023, following its 2022 annual results on April 17, 2023, and will be hosted by a leading full-service investment bank that provides a range of services to its clients, including corporate finance, equity research, sales and trading and investment banking. The investment firm focuses on small to mid-cap companies in various sectors, including healthcare, technology, energy, and mining. This decision was made after Eightco Holdings received unsolicited proposals to conduct strategic NDRs.

NDRs offer investors a comprehensive look at a company’s business model that press releases, presentations and other public documents cannot. NDRs are a common way for companies to engage with investors without any specific securities offering or transactions being involved. Instead, NDRs are designed to provide management teams with an opportunity to share information and insights about the company and its operations and strategy. During an NDR roadshow, the focus is typically on a variety of topics including, but not limited to, financial performance, business model, competitive advantage, product development, industry trends and other factors that may be relevant to the decision-making process of the investor. By providing transparent and detailed information about the company, management can help to build trust and confidence among investors, which can ultimately support the company’s long-term objective.

“We are excited to participate in this non-deal roadshow, assisted by one of the preeminent investment banks, to raise awareness for Eightco Holdings Inc.,” said Brian McFadden, CEO of Eightco Holdings. “NDRs are a valuable tool for companies to engage with investors and provide them with important information about the company’s operations, plan and prospects. Unlike deal roadshows, which are focused on securities offerings or transactions, non-deal roadshows are designed to build and maintain relationships with existing and potential shareholders,” added McFadden.

About Eightco Holdings Inc.

Eightco Holdings Inc. (NASDAQ: OCTO) is committed to growth focused around its existing subsidiaries, Forever 8, an inventory management platform for e-commerce sellers, and Ferguson Containers, a provider of complete manufacturing and logistical solutions for product and packaging needs, through strategic management and investment. In addition, the company is actively seeking new opportunities to add to its portfolio of technology solutions focused on the e-commerce ecosystem through strategic acquisitions. Through a combination of innovative strategies and focused execution, Eightco Holdings Inc. aims to create significant value and growth for its portfolio companies and shareholders.

For additional information, please visit www.8co.holdings

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact could be deemed forward looking. Words such as “plans,” “expects,” “will,” “anticipates,” “continue,” “expand,” “advance,” “develop” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the potential that the expected benefits of Eightco Holdings Inc.’s acquisition of Forever 8 are not achieved; achievement of the expected benefits of Eightco Holdings Inc.’s spin-off from Vinco Ventures, Inc.; tax treatment of the spin-off; market and other conditions; the risks that the ongoing COVID-19 pandemic may disrupt Eightco Holdings Inc.’s business more severely than it has to date or more severely than anticipated; unexpected costs, charges or expenses that reduce Eightco Holdings Inc.’s capital resources; Eightco Holdings Inc.’s inability to raise adequate capital to fund its business; Eightco Holdings Inc.’s inability to innovate and attract users for Eightco Holdings Inc.’s products; future legislation and rulemaking negatively impacting digital assets; and shifting public and governmental positions on digital asset mining activity. Given this risks and uncertainty, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Eightco Holdings Inc.’s actual results to differ from those contained in forward-looking statements, see Eightco Holdings Inc.’s filings with the Securities and Exchange Commission (SEC), including the section titled “Risk Factors” in Eightco Holdings Inc.’s Registration Statement on Form 10, as amended, filed with the SEC on May 13, 2022, and Eightco Holdings Inc.’s Registration Statement on Form S-1, as amended, filed with the SEC on January 24, 2023. All information in this press release is as of the date of the release, and Eightco Holdings Inc. undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

For further information, please contact:

Investor Relations

Richard Brown

617-819-1289

investors@8co.holdings